Please read this prospectus before investing, and keep it on file for future reference. It contains important information about the Perspective Advisors Fixed and Variable Annuity that you ought to know before investing.


To learn more about the Perspective Advisors Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information
(SAI) dated April 1, 1998, as amended, July 1, 1998, by calling Jackson National at (800) 766-4683 or by writing Jackson National at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

THE PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY

Issued by Jackson National Life Insurance Company and Jackson National Separate Account III


The fixed and variable annuity contract is an individual, flexible premium deferred annuity with 2 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company (Jackson National) and 22 investment portfolios. You can put your money in any of the guaranteed accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.


The investment portfolios purchase shares of the following series of the JNL Series Trust:

   JNL Aggressive Growth Series
   JNL Global Equities Series
   JNL/Alliance Growth Series
   JNL/JPM  International & Emerging  Markets Series
   JNL/PIMCO Total Return Bond Series
   JNL/Putnam  Growth  Series
   JNL/Putnam  Value Equity  Series
   JNL/S&P Conservative  Growth  Series II
   JNL/S&P  Moderate  Growth  Series II
   JNL/S&P Aggressive  Growth Series II
   JNL/S&P Very Aggressive Growth Series II
   JNL/S&P Equity Growth Series II
   JNL/S&P  Equity  Aggressive  Growth Series II
   Goldman Sachs/JNL Growth & Income Series
   Lazard/JNL Small Cap Value Series
   Lazard/JNL Mid Cap Value Series
   PPM America/JNL Money Market Series
   Salomon Brothers/JNL Balanced Series
   Salomon  Brothers/JNL Global Bond Series
   Salomon Brothers/JNL High Yield Bond Series
   T. Rowe Price/JNL International Equity
      Investment Series
   T. Rowe Price/JNL Mid-Cap Growth Series



APRIL 1, 1998, AS AMENDED JULY 1, 1998

TABLE OF CONTENTS


Key Facts

Fee Table

The Annuity Contract

The Company

The Guaranteed Accounts

The Separate Account

Investment Portfolios

Contract Charges

Purchases

Transfers

Access to Your Money

Income Payments (The Income Phase)

Death Benefit

Taxes

Other Information


Table of Contents of the Statement of Additional Information

KEY FACTS

Annuity Service Center:             1 (800) 766-4683
         Mail Address:              P.O. Box 378002, Denver, Colorado
                                    80237-8002
         Delivery Address:          8055 East Tufts Avenue, Second Floor,
                                    Denver, Colorado  80237


Institutional Marketing Group
Service Center:                     1 (800) 777-7779
         Mail Address:              P.O. Box 30386, Lansing, Michigan
                                    48909-9692
         Delivery Address:          5901 Executive Drive, Lansing,
                                    Michigan  48911  Attn:  IMG

Home Office:                        5901 Executive Drive, Lansing, Michigan
                                    48911

The Annuity  Contract               The  fixed  and  variable annuity contract
                                    offered by Jackson National provides   a
                                    means  for   investing   on  a tax-deferred
                                    basis   in   the   guaranteed accounts   of
                                    Jackson   National   and  the investment
                                    portfolios.   The  contract  is intended
                                    for  retirement  savings  or other
                                    long-term investment purposes and provides for a death benefit and income options.

                                    The   contract    has   two   phases:    the
                                    accumulation  phase  and the  income  phase.
                                    During  the  accumulation  phase,   earnings
                                    accumulate on a  tax-deferred  basis and are
                                    taxed as income when you make a  withdrawal.
                                    The  income  phase  occurs  when  you  begin
                                    receiving   regular   payments   from   your
                                    contract. The amount of money you accumulate in your contract during the accumulation phase will determine the amount of income payments during the income phase.

Investment Options                  You can put  money  into any of the
                                    guaranteed accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.

                                    The  guaranteed  accounts  offer an interest
                                    rate that is guaranteed by Jackson National.
                                    While your money is in a guaranteed account,
                                    the  interest  your  money  earns  and  your
                                    principal   are    guaranteed   by   Jackson
                                    National.

                                    The investment portfolios purchase shares of series of mutual funds. These series are described in the attached JNL Series Trust prospectus. The value of the investment portfolios will vary in accordance with the investment performance of the series. You bear the investment risk under the contract for all amounts allocated to the investment portfolios.

Expenses The contract has insurance features and investment features, and there are costs related to each.

                                    Jackson  National  makes a deduction for its
                                    insurance charges which is equal to 1.50% of
                                    the daily value of the contracts invested in
                                    the   investment   portfolios.   During  the
                                    accumulation phase, Jackson National deducts a $50 annual contract maintenance charge from your contract.

                                    Jackson National may assess a state premium tax charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

                                    There are also investment charges which range from .20% to 1.25% of the average daily value of the series, depending on the series.

Purchases                           Under  most  circumstances,  you  can  buy a
                                    contract  for  $25,000 or more.  You can add
                                    $5,000  or  more   ($2,000  or  more  for  a
                                    qualified plan contract) at any time during the accumulation phase.

Access to Your Money You can take money out of your contract during the accumulation phase. You may have to pay income tax and a tax penalty on any money you take out.

Income Payments                     If you want to receive regular income from
                                    your annuity, you can choose one of
                                    four options:  (1) monthly payments for
                                    the annuitant's life; (2) monthly
                                    payments for the annuitant's life and the life of another person (usually the annuitant's spouse); (3) monthly payments for the annuitant's life, but with payments continuing to you or your designated beneficiary for 10 or 20 years if the annuitant dies before the end of the selected period; and (4) payments for a period of 5 to 30 years.

                                    During the income  phase,  you have the same
                                    investment   choices   you  had  during  the
                                    accumulation  phase.  You can choose to have
                                    payments come from the guaranteed  accounts,
                                    the  investment  portfolios  or both. If you
                                    choose  to have  any  part of your  payments
                                    come  from the  investment  portfolios,  the
                                    dollar  amount of your payments may go up or
                                    down.  If  you  choose  a  variable   income
                                    option,   you  may  make  transfers  between
                                    investment portfolios but you may not make transfers in to or out of the guaranteed accounts.

Death Benefit                       If you  die  before  moving  to the
                                    income phase,  the person you have chosen as
                                    your   beneficiary   will  receive  a  death
                                    benefit.

Free Look                           You can  cancel  the  contract  within
                                    twenty days after receiving it (or whatever period is required in your state). Under most circumstances, Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment.

Taxes The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

FEE TABLE

Owner Transaction Expenses

         Withdrawal Charge:
         None

          Transfer  Fee:
          No charge for first 15 transfers in a contract year; thereafter, the fee is $25 per transfer.

          Contract Maintenance Charge:
          $50 per contract per year


Separate Account Annual Expenses (as a percentage of average account value)
         Mortality and Expense Risk Charges                      1.35%
         Administration Charge                                    .15%
         Total Separate Account Annual Expenses                  1.50%

Series Annual Expenses
(as a percentage of series average net assets)


                                                                                Other Expenses    Total
                                                                  Management    (After            Series
JNL Series Trust                                                  Fee           Reimbursement)    Annual
                                                                                                  Expenses
----------------------------------------------------------------- ------------- ----------------- ------------


JNL Aggressive Growth Series                                           .95%         .15%        1.10%
JNL Global Equities Series                                            1.00%         .15%        1.15%
JNL/Alliance Growth Series                                             .775%        .15%*        .925%
JNL/JPM International & Emerging Markets Series                        .975%        .15%*       1.125%
JNL/PIMCO Total Return Bond Series                                     .70%         .15%*        .85%
JNL/Putnam Growth Series                                               .90%         .15%        1.05%
JNL/Putnam Value Equity Series                                         .90%         .15%        1.05%
JNL/S&P Conservative Growth Series II                                  .20%            0%*       .20%
JNL/S&P Moderate Growth Series II                                      .20%            0%*       .20%
JNL/S&P Aggressive Growth Series II                                    .20%            0%*       .20%
JNL/S&P Very Aggressive Growth Series II                               .20%            0%*       .20%
JNL/S&P Equity Growth Series II                                        .20%            0%*       .20%
JNL/S&P Equity Aggressive Growth Series II                             .20%            0%*       .20%
Goldman Sachs/JNL Growth & Income Series                               .925%        .15%*       1.075%
Lazard/JNL Small Cap Value Series                                     1.05%         .15%*       1.20%
Lazard/JNL Mid Cap Value Series                                        .975%        .15%*       1.125%
PPM America/JNL Money Market Series                                    .60%         .15%         .75%
Salomon Brothers/JNL Balanced Series                                   .80%         .15%*        .95%
Salomon Brothers/JNL Global Bond Series                                .85%         .15%        1.00%
Salomon Brothers/JNL High Yield Bond Series                            .80%         .15%*        .95%
T. Rowe Price/JNL International Equity Investment Series              1.10%         .15%        1.25%
T. Rowe Price/JNL Mid-Cap Growth Series                                .95%         .15%        1.10%
-----------------------------------------------------------------------------------------------------




* The JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond Series commenced operations on March 2, 1998, and the JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II commenced operations on April 1, 1998. Estimated expenses for the first fiscal year of operation are shown.

     Actual expenses may be greater or lesser than those shown.


Currently, the adviser reimburses each of the Series for certain annual expenses. These reimbursements are voluntary and may be modified or discontinued at any time. The adviser may be entitled to a refund of reimbursements made on or after April 1, 1998. See the attached JNL Series Trust prospectus for additional information.

Currently, the adviser voluntarily reimburses each of the following Series for annual expenses (excluding management fees) in excess of .15% of average daily net assets. Prior to reimbursement, total Series annual expenses as a percentage of net assets for the period ended December 31, 1997, were: JNL Aggressive Growth Series -- 1.17%; JNL Global Equities Series -- 1.37%; JNL/Putnam Growth Series -- 1.05%; JNL/Putnam Value Equity Series -- 1.09%; PPM America/JNL Money Market Series -- .76%; Salomon Brothers/JNL Global Bond Series -- 1.07%; T. Rowe Price/JNL International Equity Investment Series -- 1.32%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.06%; and are expected to be: JNL/Alliance Growth Series -- 1.38%; JNL/JPM International & Emerging Markets Series -- 1.92%; JNL/PIMCO Total Return Bond Series -- 1.33%; Goldman Sachs/JNL Growth & Income Series -- 1.56%; Lazard/JNL Small Cap Value Series -- 1.65%; Lazard/JNL Mid Cap Value Series -- 1.58%; Salomon Brothers/JNL Balanced Series -- 1.43%; and Salomon Brothers/JNL High Yield Bond Series -- 1.43%.

Currently, the adviser voluntarily reimburses each of the following Series for all annual expenses (excluding management fees). Prior to reimbursement, total Series annual expenses as a percentage of net assets are expected to be: JNL/S&P Conservative Growth Series II -- .32%, JNL/S&P Moderate Growth Series II --
 .32%,  JNL/S&P  Aggressive  Growth  Series II -- .32%,  JNL/S&P Very  Aggressive
Growth Series II -- .32%, JNL/S&P Equity Growth Series II -- .32%, JNL/S&P Equity Aggressive Growth Series II -- .32%. Because these Series invest in other Series of the JNL Series Trust, these Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown. The adviser does not reimburse these Series for their pro rata share of underlying Series expenses.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                                                                 Time Periods
------------------------------------------------------------------------------ -------- ---------
                                                                                  1        3
                                                                                year     years
------------------------------------------------------------------------------ -------- ---------


JNL Aggressive Growth Portfolio                                                   $27      $84
JNL Global Equities Portfolio                                                      28       85
JNL/Alliance Growth Portfolio                                                      26       79
JNL/JPM International & Emerging Markets Portfolio                                 28       85
JNL/PIMCO Total Return Bond Portfolio                                              25       76
JNL/Putnam Growth Portfolio                                                        27       82
JNL/Putnam Value Equity Portfolio                                                  27       82
JNL/S&P Conservative Growth Portfolio II                                           18       55
JNL/S&P Moderate Growth Portfolio II                                               18       55
JNL/S&P Aggressive Growth Portfolio II                                             18       55
JNL/S&P Very Aggressive Growth Portfolio II                                        18       55
JNL/S&P Equity Growth Portfolio II                                                 18       55
JNL/S&P Equity Aggressive Growth Portfolio II                                      18       55
Goldman Sachs/JNL Growth & Income Portfolio                                        27       83
Lazard/JNL Small Cap Value Portfolio                                               28       87
Lazard/JNL Mid Cap Value Portfolio                                                 28       85
PPM America/JNL Money Market Portfolio                                             24       73
Salomon Brothers/JNL Balanced Portfolio                                            26       79
Salomon Brothers/JNL Global Bond Portfolio                                         26       81
Salomon Brothers/JNL High Yield Bond Portfolio                                     26       79
T. Rowe Price/JNL International Equity Investment Portfolio                        29       88
T. Rowe Price/JNL Mid-Cap Growth Portfolio                                         27       84


-------------------------------------------------------------------------------------------------

Explanation of Fee Table and Examples

The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series underlying the investment portfolios. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment portfolios.

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Statements


The financial statements of Jackson National for the years ended December 31, 1997, December 31, 1996; and December 31, 1995, and the applicable auditor's reports thereon are contained in the SAI.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National Life Insurance Company, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment portfolios. The investment portfolios are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment portfolios, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment portfolios you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment portfolios you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National will not be bound until we receive written notice of the assignment.

THE COMPANY


Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential Corporation plc (London, England),


THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson National on October 23, 1997, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment portfolios. Jackson National does not guarantee the investment performance of the separate account or the investment portfolios.

INVESTMENT PORTFOLIOS

You can put money in any or all of the investment portfolios. The investment portfolios purchase shares of the following series of the JNL Series Trust:

JNL Aggressive Growth Series
JNL Global Equities Series
JNL/Alliance Growth Series
JNL/JPM International & Emerging Markets Series
JNL/PIMCO Total Return Bond Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
JNL/S&P Conservative Growth Series II
JNL/S&P Moderate Growth Series II
JNL/S&P Aggressive Growth Series II
JNL/S&P Very Aggressive Growth Series II
JNL/S&P Equity Growth Series II
JNL/S&P Equity Aggressive Growth Series II
Goldman Sachs/JNL Growth & Income Series
Lazard/JNL Small Cap Value Series
Lazard/JNL Mid Cap Value Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Balanced Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL High Yield Bond Series
T. Rowe Price/JNL International Equity Investment Series
T. Rowe Price/JNL Mid-Cap Growth Series


The series are described in the attached JNL Series Trust prospectus. Jackson National Financial Services, LLC serves as investment adviser for all of the series. Janus Capital Corporation serves as sub-adviser for the JNL Aggressive Growth and JNL Global Equities Series; Alliance Capital Management L.P. serves as sub-adviser for the JNL/Alliance Growth Series; J.P. Morgan Investment Management Inc. serves as sub-adviser for the JNL/JPM International & Emerging Markets Series; Pacific Investment Management Company serves as sub-adviser for the JNL/PIMCO Total Return Bond Series; Putnam Investment Management, Inc. serves as sub-adviser for the JNL/Putnam Growth and JNL/Putnam Value Equity Series; Goldman Sachs Asset Management serves as sub-adviser for the Goldman Sachs/JNL Growth & Income Series; Lazard Asset Management serves as sub-adviser for the Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series; PPM America, Inc. serves as sub-adviser for the PPM America/JNL Money Market Series; Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL Balanced, Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL High Yield Bond Series; Standard & Poor's Investment Advisory Services, Inc. serves as sub-adviser for the JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, and JNL/S&P Equity Aggressive Growth Series II; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.



Depending on market conditions, you can make or lose money in any of the investment portfolios. You should read the prospectus for the series carefully before investing. Additional investment portfolios may be available in the future.

Voting Rights

To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

Substitution

Jackson National may be required to substitute an investment portfolio with another portfolio. We will not do this without the prior approval of the SEC. Jackson National will give you notice of our intent to do this.

CONTRACT CHARGES


There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:


Insurance Charges

Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.50% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National.

Contract Maintenance Charge

During the accumulation phase, Jackson National deducts a $50 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

Transfer Fee

A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Other Expenses

Jackson National pays the operating expenses of the Separate Account. There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached JNL Series Trust prospectus.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

Income Taxes

Jackson National will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.


Distribution of Contracts


Jackson National Life Distributors, Inc., located at 10877 Wilshire Boulevard, Suite 1550, Los Angeles, California 90024, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 3% of the contract value. Under certain circumstances, Jackson National may pay persistency bonuses, in addition to the standard commissions. Jackson National may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.



PURCHASES

You can buy a contract for $25,000 or more under most circumstances. The maximum we accept without our prior approval is $1 million.

You can add $5,000 or more to a non-qualified plan contract or $2,000 or more to a qualified plan contract ($50 under the automatic payment plan) at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment portfolio is $100. There is a $100 minimum balance requirement for each guaranteed account and investment portfolio.

When you purchase a contract, Jackson National will allocate your premium to one or more of the guaranteed accounts and/or the investment portfolios you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your complete application and first premium. If your application is not complete, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the necessary information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Accumulation Units

The contract value allocated to the investment portfolios will go up or down depending on the performance of the portfolios. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment portfolios. This is done by:

     1. determining the total amount of money invested in the particular investment portfolio;

     2. subtracting any insurance charges and any other charges, such as taxes;

     3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium allocated to any investment portfolio by the value of the accumulation unit for that investment portfolio.

TRANSFERS

You can transfer money between guaranteed accounts and investment portfolios during the accumulation phase. During the income phase, you can transfer money between investment portfolios.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment portfolio would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions

If you elect the telephone transfer privilege on your application, you may make transfers by telephone. You must complete your telephone call authorizing a transfer by the close of Jackson National's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment portfolio.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract: (1) by making either a partial or complete withdrawal or (2) by electing to receive income payments. Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any premium tax and less any contract maintenance charge. Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment portfolio from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment portfolio.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from a qualified plan referred to as a 403(b) annuity. See "Taxes."

Systematic Withdrawal Program

You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals

Jackson National may be required to suspend or delay withdrawals from a contract when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists so that it is not reasonably practicable to dispose of shares of the investment portfolios or determine investment portfolio values;

     4.   the SEC, by order, may permit for the protection of owners.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment portfolios or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon three things: 1) the value of your contract in the investment portfolio(s) on the income date, 2) the assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual rate is less than the assumed interest rate, your income payments will decrease.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

Income Options

The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.) The following income options may not be available in all states.

OPTION 1 - Life Income. This income option provides monthly payments for your life.

OPTION 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for your life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if you die before the end of the selected period.

OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30.

ADDITIONAL OPTIONS - Other income options may be made available by Jackson National.

If you choose an income option for which payments are based on life expectancy, you cannot make a withdrawal during the income phase.

DEATH BENEFIT

Death of Owner Before the Income Date

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Joint owners must be spouses (unless otherwise permitted by state law)..

The death benefit is the greater of the current value of your contract or the guaranteed minimum death benefit.

Prior to the first anniversary of the contract issue date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first contract year.

On each anniversary of the contract issue date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

   Ages 0 - 70: The greater of the guaranteed minimum death benefit on the last contract anniversary adjusted for any premiums paid since the last contract anniversary minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary accumulated at 2%, and the current value of the contract.

   Ages 71 - 80: The greater of the guaranteed minimum death benefit on the last contract anniversary adjusted for any premiums paid since the last contract anniversary minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary and the current value of the contract.

   Ages 81 and greater: The guaranteed minimum death benefit on the last contract anniversary adjusted for any premiums paid since the last contract anniversary minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary.

After the first anniversary of the contract issue date, at any time between anniversaries, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit on the last contract anniversary prior to the date of death adjusted for any premiums paid since the last contract anniversary minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner After the Income Date

If you or a joint owner die after moving to the income phase, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

Death of Annuitant

If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies after the income date, the death benefit, if any, will be as provided for in the income option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is general information and is not intended as tax advice to any individual. You should consult your own tax adviser.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

Non-Qualified Contracts - General Taxation

You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your premium are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Withdrawals - Qualified Contracts

There are special rules that govern qualified contracts. We have provided additional discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of premiums from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals - Roth IRAs

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered distributions from the contract.

Restrictions Under the Texas Optional Retirement Program (ORP)

Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 year or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

Assignment

An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios from which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

Dollar Cost Averaging

You can arrange to automatically have a regular amount of money periodically transferred into the investment portfolios. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase.

To participate in this program, you must have a total contract value of at least $15,000 (unless we waive this requirement). Certain other restrictions may apply.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Rebalancing

You can arrange to have Jackson National automatically reallocate money between investment portfolios periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Free Look

If you cancel the contract within twenty days after receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

Advertising

From time to time, Jackson National may advertise several types of performance for the investment portfolios. Total return is the overall change in the value of an investment in an investment portfolio over a given period of time. Standardized average annual total return is calculated in accordance with SEC guidelines. Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

If a series has been in existence for a longer period than the investment portfolio, performance will be based upon the period quoted.

Market Timing and Asset Allocation Services

Market timing and asset allocation services offered by third parties must comply with Jackson National's administrative systems, rules and procedures.

Modification of the Contract

Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

Legal Proceedings

There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company, Jackson National Life Distributors, Inc., and the Jackson National Separate Account III are parties.

Questions

If you  have  questions  about  your  contract,  you may call or write to us at:
Jackson National Life Annuity Service Center, (800) 766-4683, P.O. Box 378002, Denver, Colorado 80237-8002 or Institutional Marketing Group Service Center:
(800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


General Information and History .......................................... 2

Services ................................................................. 2

Purchase of Securities Being Offered ..................................... 2

Underwriters ............................................................. 2

Calculation of Performance ............................................... 3

Additional Tax Information ............................................... 5

Income Payments; Net Investment Factor .................................. 14

Financial Statements .....................................................15

                       STATEMENT OF ADDITIONAL INFORMATION




                     April 1, 1998, as amended July 1, 1998





            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
               ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT III
                   OF JACKSON NATIONAL LIFE INSURANCE COMPANY





     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 1, 1998, as amended July 1, 1998. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 378002, Denver, Colorado 80237-8002, or calling 1-800-766-4683.







                                TABLE OF CONTENTS
                                                                           Page


General Information and History.............................................. 2
Services..................................................................... 2
Purchase of Securities Being Offered......................................... 2
Underwriters................................................................. 2
Calculation of Performance................................................... 3
Additional Tax Information................................................... 5
Income Payments; Net Investment Factor ..................................... 14
Financial Statements ....................................................... 15

General Information and History


     Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson National). Jackson National is a wholly-owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential Corporation plc, London, England, the largest life insurance company in the United Kingdom.

Services

     Jackson National has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

     Jackson  National  is also the  custodian  of the  assets  of the  Separate
Account.

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits and reports on Jackson National's financial statements, including the financial statements of the Separate Account, and performs other professional accounting, auditing and advisory services when engaged to do so by Jackson National.

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in the Prospectus.

Purchase of Securities Being Offered

     The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

Underwriters


     The contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 10877 Wilshire Boulevard, Suite 1550, Los Angeles, California 90024. JNLD is a subsidiary of Jackson National.

Calculation of Performance

     When Jackson National advertises performance for an investment portfolio (except the PPM America/JNL Money Market Portfolio), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an investment portfolio will be shown for periods beginning on the date the investment portfolio first invested in the corresponding series. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission. Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an investment portfolio at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

     Jackson National may also advertise non-standardized total return. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may assume a larger initial investment which more closely approximates the size of a typical contract.

     Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the investment portfolio has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series has been in existence for longer than the investment portfolio, the non-standardized total return quotations will show the investment performance the investment portfolio would have achieved (reduced by the applicable charges) had it been held in the series for the period quoted. Standardized average annual total return is not available for periods before the investment portfolio was in existence.

     Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a series include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a contract may be more or less than original cost.

     Jackson National may advertise the current annualized yield for a 30-day period for an investment portfolio. The annualized yield of an investment portfolio refers to the income generated by the investment portfolio over a specified 30-day period. Because this yield is annualized, the yield generated by an investment portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:


                   a-b   6
YIELD   =       2[(---+1)  -1]
                   cd

Where:

         a        =        net  investment  income earned during the period
                           by the Series attributable
                           to shares owned by the investment portfolio.
         b        =        expenses for the  investment  portfolio  accrued
                           for the period (net of reimbursements).
         c        =        the average daily number of  accumulation  units
                           outstanding during the period.
         d        =        the  maximum  offering  price  per  accumulation
                           unit on the last day of the period.

     Net  investment   income  will  be  determined  in  accordance  with  rules
established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all contracts.

     Because of the charges and deductions imposed by the Separate Account, the yield for an investment portfolio will be lower than the yield for the corresponding series. The yield on amounts held in the investment portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An investment portfolio's actual yield will be affected by the types and quality of portfolio securities held by the series and the series operating expenses.

     Any current yield quotations of the PPM America/JNL Money Market Portfolio, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Portfolio based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period.

     The PPM America/JNL Money Market Portfolio yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Portfolio's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Portfolio.

     The PPM America/JNL Money Market Portfolio's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series' portfolio, portfolio quality and average maturity, changes in interest rates, and the series' expenses. Although the investment portfolio determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a contract owner's investment in the PPM America/JNL Money Market
Portfolio nor that Portfolio's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE
TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

General

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial withdrawal, federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions.

     Jackson National is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National and its operations form a part of Jackson National.

Withholding Tax on Distributions

     The Code generally requires Jackson National (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more); and (2) minimum distributions required to be made under the Code. Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

Diversification -- Separate Account Investments

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     Jackson National intends that each series of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

     The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

         Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

     An assignment or pledge of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

Qualified Plans

     The contracts offered by the Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan.

Tax Treatment of Withdrawals

Non-Qualified Plans

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate Premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

Qualified Plans

     In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408(b) (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner or annuitant (as applicable) and his or her spouse and dependents if the contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (8) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

     The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

     Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Types of Qualified Plans

     The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this Prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified plan contracts.

          (a)  H.R. 10 Plans

               Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          (b)  Tax-Sheltered Annuities

               Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          (c)  Individual Retirement Annuities

               Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          (d)  Corporate Pension and Profit-Sharing Plans

               Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          (e)  Non-Qualified Deferred Compensation Plans -- Section 457

               Under  Section 457 of the Code,  governmental  and certain  other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan.

          (f)  Roth IRAs

               Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $15,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

               Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

               Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year periods beginning with the tax year 1998. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Income Payments; Net Investment Factor

         See "Income Payments (The Income Phase)" in the Prospectus.

     The net investment factor is an index applied to measure the net investment performance of an investment portfolio from one valuation date to the next. Since the net investment factor may be greater or less than or equal to one, and the factor that offsets the investment rate assumed is slightly less than one, the value of an annuity unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

     The net investment factor for any investment portfolio for any valuation period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

          (a)  is the net result of:

                    (1) the net asset value of a series share held in the investment portfolio determined as of the valuation date at the end of the valuation period, plus

                    (2) the per share amount of any dividend or other distribution declared by the series if the "ex-dividend" date occurs during the valuation period, plus or minus

                    (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson National during the valuation period which are determined by Jackson National to be attributable to the operation of the investment portfolio (no federal income taxes are applicable under present law );

          (b) is the net asset value of the series share held in the investment portfolio determined as of the valuation date at the end of the preceding valuation period; and

          (c)  is the asset charge factor determined by Jackson National for the
               valuation   period  to  reflect  the  charges  for  assuming  the
               mortality and expense risks and the administration charge.

            Jackson National Life Insurance Company and Subsidiaries
                        Consolidated Financial Statements














                     Jackson National Life Insurance Company



                                    [GRAPHIC](R)














                              Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of Jackson National Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated income statements and consolidated statements of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP




February  6, 1998



          See accompanying notes to consolidated financial statements.


Consolidated Balance Sheet
(In thousands)

--------------------------------------------------------------------------------
                                                                                            December 31,
                                                                                        1997             1996
                                                                                  ---------------- ----------------
Assets
   Investments:
     Cash and short-term investments                                              $    2,526,163    $     660,246
     Fixed maturities held to maturity, at amortized cost
       (market value: 1996, $4,160,485)                                                        -        4,168,277
     Investments available for sale, at market value:
       Fixed maturities (amortized cost: 1997, $25,622,420; 1996, $19,796,064)        26,604,978       20,225,507
       Equities (cost: 1997; $157,916; 1996, $156,767)                                   252,963          202,442
     Mortgage loans                                                                    1,597,223          843,860
     Policy loans                                                                        624,192          594,962
     Other invested assets                                                               171,220          118,662
                                                                                  ---------------- ----------------
         Total investments                                                            31,776,739       26,813,956

   Accrued investment income                                                             386,412          338,099
   Deferred acquisition costs                                                          1,140,034        1,231,388
   Variable annuity assets                                                             1,122,239          369,569
   Reinsurance recoverable                                                               226,219          155,451
   Value of acquired insurance in force                                                  169,245          183,284
   Deferred income taxes                                                                       -          131,470
   Other assets                                                                           80,197           75,373
                                                                                  ================ ================
         Total assets                                                             $   34,901,085    $  29,298,590
                                                                                  ================ ================

Liabilities and Stockholder's Equity
     Liabilities
     Policy reserves and liabilities:
       Reserves for future policy benefits                                        $      661,728    $     624,733
       Deposits on investment contracts                                               25,125,774       24,021,621
       Guaranteed investment contracts                                                 2,769,249        1,464,010
       Other policyholder funds                                                           15,674           16,098
       Claims payable                                                                    159,022          139,617
     Reverse repurchase and dollar roll repurchase agreements                          1,426,473                -
     Variable annuity liabilities                                                      1,122,239          369,569
     Surplus note payable                                                                249,168                -
     Liability for guaranty fund assessments                                              81,776           89,104
     Income taxes currently payable to Parent                                            143,295          140,364
     Deferred income taxes                                                                43,086                -
     Other liabilities                                                                   488,452          419,523
                                                                                  ---------------- ----------------
         Total liabilities                                                            32,285,936       27,284,639
                                                                                  ---------------- ----------------

     Stockholder's Equity
     Capital stock, $1.15 par value; authorized 50,000 shares;
       outstanding 12,000 shares
                                                                                          13,800           13,800
     Additional paid-in capital                                                          832,982          648,982
     Net unrealized gain on investments,
       net of tax of $237,212 in 1997 and $97,155 in 1996                                440,537          180,432
     Retained earnings                                                                 1,327,830        1,170,737
                                                                                  ---------------- ----------------
     Total stockholder's equity                                                        2,615,149        2,013,951
                                                                                  ================ ================
         Total liabilities and stockholder's equity                               $   34,901,085    $  29,298,590
                                                                                  ================ ================

          See accompanying notes to consolidated financial statements.


Consolidated Income Statement
(In thousands)

--------------------------------------------------------------------------------


                                                                          Years Ended December 31,
                                                               1997                 1996                1995
                                                          -----------------    -----------------  ------------------
Revenues
   Premiums and other considerations                       $       275,851        $     292,448     $      310,231

   Net investment income                                         2,242,101            1,997,032          1,836,372

   Net realized investment gains                                    80,335               18,573             84,626

   Fee income:
     Mortality charges                                             136,285              123,245            128,695
     Surrender charges                                              66,638               64,933             54,380
     Expense charges                                                20,175               20,641             20,308
     Variable annuity fees                                          10,202                1,948                  -
     Net asset management fees                                       5,219                  946                201
     Net retained commissions                                          443                  325                168
                                                          -----------------    -----------------  ------------------
   Total fee income                                                238,962                                 203,752
                                                                                        212,038

   Other income                                                     31,251               28,741              8,768
                                                          -----------------    -----------------  ------------------
     Total revenues                                              2,868,500            2,548,832          2,443,749
                                                          -----------------    -----------------  ------------------

Benefits and Expenses
   Death benefits                                                  279,014                                 281,011
                                                                                        282,973
   Interest credited on deposit liabilities                      1,586,249            1,449,852          1,379,435
   Interest expense on surplus notes                                16,330                    -                  -
   Increase (decrease) in reserves, net of
      reinsurance recoverables                                     (23,292)               3,568             43,680
   Other policyholder benefits                                      16,170               14,446             17,511
   Commissions                                                     274,906              232,901            214,060
   General and administrative expenses                             169,473              146,800            127,389
   Taxes, licenses and fees                                         21,852               23,535             56,472
   Deferral of acquisition costs                                  (320,246)            (262,351)          (227,093)
   Amortization of acquisition costs                               216,112              175,062            142,308
   Amortization of insurance in force                               14,039               13,279             12,379
                                                          -----------------    -----------------  ------------------
     Total benefits and expenses                                 2,250,607            2,080,065          2,047,152
                                                          -----------------    -----------------  ------------------
     Pretax income                                                 617,893              468,767            396,597
   Income tax expense                                              216,300              164,100            140,000
                                                          -----------------    -----------------  ------------------

     Net income                                            $       401,593        $     304,667     $       256,597
                                                          =================    =================  ==================


          See accompanying notes to consolidated financial statements.


Consolidated Statement of Stockholder's Equity
(In thousands)

--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                               1997                 1996                1995
                                                          -----------------    -----------------  ------------------
Capital stock, beginning and end of year                   $        13,800        $      13,800     $       13,800
                                                          -----------------    -----------------  ------------------
Additional paid-in capital
Beginning of year                                                  648,982              603,982            603,982
   Capital contributions                                           184,000               45,000                  -
                                                          -----------------    -----------------  ------------------
End of year                                                                                                603,982
                                                                   832,982              648,982
                                                          -----------------    -----------------  ------------------

Net unrealized gain (loss) on investments
Beginning of year                                                                                         (353,692)
                                                                   180,432              389,883
   Change in market value of investments
     available for sale, net of taxes and
     related deferred acquisition costs                            260,105             (209,451)           743,575
                                                          -----------------    -----------------  ------------------
End of year                                                                                                389,883
                                                                   440,537              180,432
                                                          -----------------    -----------------  ------------------

Retained earnings
Beginning of year                                                1,170,737                                 648,473
                                                                                        885,570
   Net income                                                      401,593              304,667            256,597
   Dividends paid to stockholder                                  (244,500)             (19,500)           (19,500)
                                                          -----------------    -----------------  ------------------
End of year                                                      1,327,830            1,170,737            885,570
                                                          -----------------    -----------------  ------------------


Total stockholder's equity                                 $     2,615,149        $   2,013,951     $     1,893,235
                                                          =================    =================  ==================




Consolidated Statement of Cash Flows
(In thousands)

--------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                                   1997               1996              1995
                                                              ----------------   ---------------- ------------------
Cash flows from operating activities:
   Net income                                                  $      401,593     $     304,667     $      256,597
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Net realized investment gains                                  (80,335)          (18,573)           (84,626)
       Interest credited on deposit liabilities                     1,586,249         1,449,852          1,379,435
       Other charges                                                 (233,300)         (210,767)          (203,383)
       Amortization of discount and premium on
         investments                                                  (18,437)          (55,808)           (32,261)
       Change in:
         Deferred income taxes                                         34,500            44,600               (364)
         Accrued investment income                                    (48,313)          (11,077)           (15,469)
         Deferred acquisition costs                                  (104,134)          (87,289)           (84,785)
         Value of acquired insurance in force                          14,039            13,279             12,379
         Income taxes currently payable to Parent                       2,931            38,317             58,672
         Other assets and liabilities, net                             52,413           (92,839)            91,116
                                                              ----------------   ---------------- ------------------
       Net cash provided by operating activities                    1,607,206         1,374,362          1,377,311
                                                              ----------------   ---------------- ------------------

Cash flows from investing activities:
   Sales of:
     Fixed maturities and equities available for sale               9,078,616         3,281,105          2,994,755
     Mortgage loans                                                    47,282            16,360              3,840
   Principal repayments, maturities, calls and redemptions:
     Available for sale                                               960,844         1,052,506            257,793
     Held to maturity                                                       -           465,862            289,266
   Purchases of:
     Fixed maturities and equities available for sale             (11,588,708)       (5,716,350)        (4,782,081)
     Fixed maturities held to maturity                                      -          (557,749)        (1,050,039)
     Mortgage loans                                                  (801,008)         (685,938)          (140,379)
   Other investing activities                                       1,332,795                 -                  -
                                                              ----------------   ---------------- ------------------
     Net cash used by investing activities                           (970,179)       (2,144,204)        (2,426,845)
                                                              ----------------   ---------------- ------------------

Cash flows from financing activities: Policyholders
  account balances:
     Deposits                                                       5,849,300         4,198,094          2,589,863
     Withdrawals                                                   (4,089,935)       (2,540,112)        (1,713,037)
     Net transfers to separate accounts                              (719,138)         (341,482)              (748)
     Surplus note payable                                             249,163                 -                  -
     Payment of cash dividends to Parent                             (244,500)          (19,500)           (19,500)
     Capital contribution from Parent                                 184,000            45,000                  -
                                                              ----------------   ---------------- ------------------
     Net cash provided by financing activities                      1,228,890         1,342,000            856,578
                                                              ----------------   ---------------- ------------------
     Net increase (decrease) in cash and short-term
       investments                                                  1,865,917           572,158           (192,956)

Cash and short-term investments, beginning of period                  660,246            88,088            281,044
                                                              ================   ================ ==================
Cash and short-term investments, end of period                 $    2,526,163     $     660,246     $       88,088
                                                              ================   ================ ==================

          See accompanying notes to consolidated financial statements.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------


1.   Nature of Operations

     Jackson National Life Insurance Company, Inc. (the "Company" or "JNL") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential Corporation, plc ("Prudential"), London, England. JNL is licensed to sell individual annuity products, including immediate and deferred annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in 49 states and the District of Columbia.

     The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, Jackson National Life Insurance Company of New York, an insurance company; Chrissy Corporation, an advertising agency; Jackson National Financial Services, Inc., an investment advisor and broker dealer, and Jackson National Life Distributors, Inc., a broker dealer.

     During the second quarter of 1997, the Company sold Jackson National Compania De Seguros De Vida S.A. ("Argentina"), a life insurance company of which JNL owned 90% of the common stock.

 2.  Summary of Significant Accounting Policies

     Basis of Presentation
     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     Investments
     Cash and short-term investments which primarily include cash, commercial paper, and money market instruments are carried at cost, which approximates fair value. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities include bonds, notes, redeemable preferred stocks, mortgage-backed securities and structured securities. All fixed maturities are considered available for sale and are carried at aggregate market value. Previously, fixed maturities which the Company had the ability and intent to hold to maturity were reported at amortized cost. Fixed maturities are reduced to estimated net realizable value for declines in market value considered to be other than temporary.

     Equity securities which include common stocks and non-redeemable preferred stocks are carried at market value.

     Mortgage loans are carried at the unpaid principal balances, net of unamortized discounts and premiums.

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
2.   Summary of Significant Accounting Policies (continued)

     investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses of investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment are excluded from income and credited or charged directly to stockholder's equity.

     Derivative Financial Instruments
     The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, duration matching and scenario testing.

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. Interest rate swap agreements outstanding at December 31, 1997 hedge available for sale securities and are carried at fair value with the change in value reflected in stockholder's equity. Amounts paid or received on interest rate swap agreements, if any, are included in investment income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other assets. Realized gains and losses from the settlement or termination of the interest rate swaps are deferred and amortized over the life of the specific hedged assets as an adjustment to the yield.

     Index swap agreements generally involve the exchange of payments based on a short-term interest rate index for payments based on the total return of a bond or equity index over the life of the agreement without an exchange of the underlying principal amount. Index swap agreements outstanding at December 31, 1997 hedge the anticipated purchase of investment grade available for sale bonds and are carried at fair value. Fair value and amounts paid or received on the swaps are deferred and will adjust the basis of bonds acquired upon expiration of the swaps.

     Put-swaptions purchased provide the Company with the right, but not the obligation, to require the writers to pay the Company the present value of a long duration interest rate swap at future exercise dates. These put-swaptions are entered into as a hedge against significant upward movements in interest rates. Premiums paid for put-swaption contracts are included in other invested assets and are being amortized to investment income over the remaining terms of the contracts with maturities of up to 5 years. Put-swaptions, designated as a hedge of available for sale securities, are carried at fair value with the change in value reflected in stockholder's equity.

     Equity index futures contracts and equity index call options are used in conjunction with equity index-linked immediate and deferred annuities offered by the Company. These transactions are accounted for as hedges of the associated annuity liabilities. The variation margin on futures contracts is deferred and, upon closing of the contracts, adjusts the basis of option contracts purchased. The cost of options acquired is amortized into net investment income over the option term. The fair value of option contracts is deferred until recognition of the associated index-linked annuity liability.

     Derivative financial instruments are primarily held for hedging purposes. High yield index swaps and equity index swaps were held for investment purposes in 1997 and 1996.

     The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
2.   Summary of Significant Accounting Policies (continued)

     Deferred Acquisition Costs
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equity securities available for sale are carried at aggregate market value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated aggregate market value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in market value of investments, net of tax, on fixed maturities and equity securities available for sale that is credited or charged directly to stockholder's equity. Deferred acquisition costs have been decreased by $383.6 million and $188.1 million at December 31, 1997 and 1996, respectively, to reflect this change.

     Value of Acquired Insurance in-Force
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

     Federal Income Taxes
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     JNL files a consolidated federal income tax return with Brooke Life. The non-life insurance company subsidiaries and Jackson National Life Insurance Company of New York file separate federal income tax returns. Income tax expense is calculated on a separate company basis.

     Policy Reserves and Liabilities

     Reserves for future policy benefits:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 59% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on underwriting classification and policy duration. Interest rate assumptions range from 6.0% to 9.5%. Lapse and expense assumptions are based on Company experience.

     Deposits on investment contracts:
     For the Company's interest-sensitive life contracts, reserves approximate the policyholder's accumulation account. For deferred annuity, variable annuity, guaranteed investment contracts and other investment contracts, the reserve is the policyholder's account value.

     Variable Annuity Assets and Liabilities
     The assets and liabilities resulting from individual variable annuity contracts which aggregated $1,082.7 million and $369.6 million at December 31, 1997 and 1996, respectively, are segregated in a separate account. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees and net asset management fees in the consolidated income statement.

     In April 1997, the Company issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
2.   Summary of Significant Accounting Policies (continued)

     Jackson National Separate Account - II and aggregated $39.5 million at December 31, 1997. The Company receives administrative fees for managing the funds and these fees are recorded as earned and included in net asset management fees in the consolidated income statement.

     Revenue and Expense Recognition
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management fees and net retained commissions. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs.

3.   Fair Value of Financial Instruments

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and Short-Term Investments:
     Carrying value is considered to be a reasonable estimate of fair value.

     Fixed Maturities and Equity Securities:
     Fair values are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     Mortgage Loans:
     Fair values are determined by discounting the future cash flows to the present at current market rates. The fair value of mortgages approximated $1,655.6 million and $846.6 million at December 31, 1997 and 1996, respectively.

     Policy Loans:
     The carrying value approximates fair value since policy loans reduce the amount payable at death or surrender of the contract.

     Derivatives:
     The fair value of derivatives is based on quoted market prices or estimates received from financial institutions.

     Variable Annuity Assets:
     Variable annuity assets are carried at the market value of the underlying securities.

     Annuity Reserves:
     Fair values for immediate and deferred annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates with similar maturities. The carrying value and fair value of such annuities approximated $21.2 billion and $20.1 billion, respectively, at December 31, 1997, and $19.5 billion and $18.5 billion, respectively, at December 31, 1996.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
3.   Fair Value of Financial Instruments (continued)

     Reserves for Guaranteed Investment Contracts:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $2.8 billion, at December 31, 1997, and $1.5 billion at December 31, 1996.

     Variable Annuity Liabilities:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates. The fair value approximated $1,056.8 million and $345 million at December 31, 1997 and December 31, 1996, respectively.

     Indebtedness
     Fair value is based on the present value of future cash flows at current interest rates. The fair value of surplus notes approximated $276.2 million at December 31, 1997. The carrying value of reverse repurchase and dollar roll repurchase agreements approximates fair value.

4.   Investments

     Investments are comprised primarily of fixed-interest securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. The Company generates the vast majority of its deposits from interest-sensitive individual annuity and life insurance products, on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive insurance liabilities and to earn a stable return on its investments.

     Debt Securities
     The following table sets forth fixed maturity investments at December 31, 1997, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 1997, investments rated by the Company's investment advisor totaled $1.5 billion. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

                                                          Percent of Total
                  Investment Rating                            Assets
                                                        ---------------------
                  AAA ....................................      29.9%
                  AA .....................................       1.4
                  A ......................................      19.7
                  BBB ....................................      17.7
                                                               -----
                      Investment grade ...................      68.7
                                                               -----
                  BB .....................................       5.1
                  B and below ............................       2.4
                                                               -----
                      Below investment grade .............       7.5
                                                               -----
                      Total fixed maturities .............      76.2
                                                               -----
                  Other assets ...........................      23.8
                                                               =====
                      Total assets .......................     100.0%
                                                               =====

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
4.   Investments (continued)

     The amortized cost and estimated market value of fixed maturity investments held to maturity were as follows at December 31, 1996 (in thousands):

                                                                   Gross             Gross             Estimated
                                             Amortized          Unrealized         Unrealized           Market
                                               Cost                Gains             Losses              Value
                                        -------------------- ------------------ ------------------- -------------------
     Corporate securities                    $     886,250      $       7,931      $      7,766        $      886,415
     Mortgage-backed securities                  3,282,027             32,945            40,902             3,274,070
                                        ==================== ================== =======================================
          Total                              $    4,168,277     $      40,876      $     48,668        $    4,160,485
                                        ==================== ================== =================== ===================

     In 1997, fixed maturities previously classified as held to maturity with an aggregate amortized cost of $4,022.9 million and net unrealized losses of $35.3 million were reclassified to available for sale.

     The amortized cost and estimated market value of fixed maturity investments available for sale were as follows (in thousands):

                                                                   Gross             Gross             Estimated
                                             Amortized          Unrealized         Unrealized           Market
     December 31, 1997                         Cost                Gains             Losses              Value
                                        -------------------- ------------------ ------------------- -------------------
     U.S. Treasury securities              $       510,107      $       9,040      $        935        $      518,212
     U.S. Government agencies
          and foreign governments                  216,167             15,292             1,890               229,569
     Public utilities                              744,464             26,370             3,462               767,372
     Corporate securities                       11,617,384            629,123            28,971            12,217,536
     Mortgage-backed securities                 12,534,298            356,238            18,247            12,872,289
                                        -------------------- ------------------ ------------------- -------------------
          Total                            $    25,622,420      $   1,036,063      $     53,505        $   26,604,978
                                        ==================== ================== =================== ===================

                                                                  Gross              Gross             Estimated
                                            Amortized           Unrealized         Unrealized           Market
     December 31, 1996                         Cost               Gains              Losses              Value
                                        -------------------- ------------------ ------------------- -------------------
     U.S. Treasury securities              $         5,461      $         118      $          -        $        5,579
     U.S. Government agencies
         and foreign governments                   227,307             14,109                                 241,325
                                                                                             91
     Public utilities                              748,841             26,708            13,710               761,839
     Corporate securities                        9,902,242            435,905            59,060            10,279,087
     Mortgage-backed securities                  8,912,213            150,619           125,155             8,937,677
                                        -------------------- ------------------ ------------------- -------------------
          Total                            $    19,796,064      $     627,459     $    198,016        $   20,225,507
                                        ==================== ================== =================== ===================

     Gross unrealized gains pertaining to equity securities at December 31, 1997 and 1996 were $102.7 million and $48.2 million, respectively. Gross unrealized losses at December 31, 1997 and 1996 were $7.7 million and $2.5 million, respectively.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
4.  Investments (continued)

     The amortized cost and estimated market value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

     Fixed maturities available for sale (in thousands):

                                                                            Amortized              Estimated
                                                                              Cost               Market Value
                                                                       --------------------  ----------------------
     Due in 1 year or less                                                  $     372,700          $      378,061
     Due after 1 year through 5 years                                           2,525,003               2,599,778
     Due after 5 years through 10 years                                         5,393,521               5,572,869
     Due after 10 years through 20 years                                        1,626,216               1,784,754
     Due after 20 years                                                         3,170,682               3,397,227
     Mortgage-backed securities                                                12,534,298              12,872,289
                                                                       ====================  ======================
          Total                                                             $  25,622,420          $   26,604,978

                                                                       ====================  ======================

     Discounts and premiums on collateralized mortgage obligations are amortized over the estimated redemption period using the effective interest method. Yields which are used to calculate premium/discount amortization are adjusted periodically for prepayments.

     Fixed maturities with a carrying value of $6.6 million and $4.7 million were on deposit with regulatory authorities at December 31, 1997 and 1996, respectively, as required by law in various states in which the insurance operations conduct business.

     Mortgage Loans
     Mortgage loans were as follows (in thousands):

                                             December 31,
                                       1997                 1996
                                 ------------------    ----------------
           Single Family          $          1,596       $       1,057
           Commercial                    1,595,627             842,803
                                 ==================    ================
                Total             $      1,597,223       $     843,860
                                 ==================    ================

     At December 31, 1997, mortgage loans were collateralized by properties located in 31 states and Canada. Approximately 13% of the aggregate carrying value of the portfolio is secured by properties located in Texas.

     Other Invested Assets
     Other invested assets consist primarily of investments in limited partnerships which invest in securities. Limited partnership income recognized by the Company was $38.9 million and $3.3 million in 1997 and 1996, respectively.

     Derivatives
     The fair value of derivatives reflects the estimated amounts that the Company would receive or pay upon termination of the contracts at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
4.   Investments (continued)

     A summary of the aggregate contractual or notional amounts, estimated fair values and gain/(loss) for derivative financial instruments outstanding were as follows (in thousands):

                                                                     December 31,
                                                   1997                                          1996
                               ---------------------------------------------   ------------------------------------------
                                  Contractual/                                  Contractual/
                                    Notional          Fair         Gain/          Notional         Fair         Gain/
                                     Amount           Value       (Loss)           Amount          Value       (Loss)
                               ------------------- ------------ ------------   ---------------  ------------ ------------
         Interest rate swaps      $    3,138,000    $  (9,257)   $  (9,257)        $1,255,000    $  39,111    $  39,111
         Index swaps                   1,000,000            -       11,196                  -            -            -
         Put-swaptions                37,000,000        3,531      (16,273)        24,500,000       11,245       (9,439)
         Futures                          32,435            -          282             16,318            -          (83)
         Call options owned              385,797      114,161       42,415                  -            -            -

     During 1997 and 1996, the Company recorded $35.8 million and $24.3 million, respectively, in net investment income from derivative instruments, including $36.3 million and $12.6 million, respectively, from investment activity. The average notional amount of swaps outstanding was $3.3 billion and $1.3 billion in 1997 and 1996, respectively. Included in the average outstanding amount were high yield and equity index swaps of $461.7 million and $255.0 million in 1997 and 1996, respectively.

     Securities Lending
     The Company has entered into a securities lending agreement whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1997 and December 31, 1996, the estimated fair value of loaned securities was $674.4 million and $287.0 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.

5.   Investment Income and Realized Gains and Losses

     The sources of net investment income by major category were as follows (in thousands):

                                                                  Years ended December 31,
                                                       1997                 1996                 1995
                                                 -----------------    ------------------   ------------------
     Fixed maturities                             $     2,003,256      $     1,872,820      $     1,766,654
     Other investment income                              268,540              140,717               82,614
                                                 -----------------    ------------------   ------------------
       Total investment income                          2,271,796            2,013,537            1,849,268
     Less investment expenses                             (29,695)             (16,505)             (12,896)
                                                 -----------------    ------------------   ------------------
       Net investment income                      $     2,242,101      $     1,997,032      $     1,836,372
                                                 =================    ==================   ==================

     Net realized investment gains and losses were as follows (in thousands):

                                                                  Years ended December 31,
                                                       1997                 1996                 1995
                                                 -----------------    ------------------   ------------------
     Sales of fixed maturities
       Gross gains                               $        121,916     $          78,099    $        101,682

       Gross losses                                       (46,009)             (36,624)             (27,897)
     Sales of equity securities
       Gross gains                                         50,643               20,886               47,883
       Gross losses                                          (783)              (5,329)              (1,576)
     Impairment losses                                    (39,415)             (29,500)             (29,824)
     Other invested assets, net                            (6,017)              (8,959)              (5,642)
                                                 -----------------    ------------------   ------------------
       Total                                     $         80,335     $         18,573     $         84,626
                                                 =================    ==================   ==================

6.   Value of Acquired Insurance in-Force

     The  value  of  acquired   insurance   in-force  was  determined  by  using
     assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     The amortization of acquired insurance in-force was (in thousands):

                                             Years ended December 31,
                                              1997             1996
                                         ---------------- ----------------
     Balance, beginning of year           $    183,284     $    196,563
     Amortization, net of interest             (14,039)         (13,279)
                                         ---------------- ----------------
          Balance, end of year            $    169,245     $    183,284
                                         ================ ================

     The value of acquired insurance in-force estimated amortization is as follows (in thousands):

                           1998                $       15,000
                           1999                        16,000
                           2000                        17,000
                           2001                        18,000
                           Thereafter                 103,245
                                              -----------------
                                Total          $      169,245
                                              =================

7.   Indebtedness

     Surplus Notes
     On March 15, 1997, the Company issued 8.15% Notes (the "Notes") in the principal amount of $250 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933 and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

     Under Michigan State Insurance law, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan State Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest expense on the Notes was $16.3 million in 1997.

     Reverse Repurchase and Dollar Roll Repurchase Agreements
     During 1997, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheet. Short-term borrowings under such agreements averaged $1.8 billion at a weighted average interest rate of 5.39% during 1997. The highest level of short-term borrowings at any month end was $3.8 billion.

8.   Reinsurance

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage assumes the liability. The maximum amount of life insurance risk retained by the

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
8.    Reinsurance (continued)

     Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums was as follows (in thousands):

                                                    Years ended December 31,
                                           1997               1996                1995
                                     ------------------ ------------------  -----------------
     Direct premiums                 $        352,256    $       358,533     $       367,937
     Assumed premiums                           5,354             10,961               4,763
     Less reinsurance ceded                   (81,759)           (77,046)            (62,469)
                                     ================== ==================  =================
       Total net premiums            $         275,85    $       292,448     $       310,231
                                     ================== ==================  =================

     Components of the reinsurance recoverable asset as of December 31 were as follows (in thousands):

                                         Years ended December 31,
                                          1997               1996
                                    ------------------ -----------------
     Ceded reserves                    $     202,385       $   139,998
     Ceded claims liability                   11,369             9,192
     Ceded - other                            12,465             6,261
                                    ================== =================
       Total                           $     226,219       $   155,451
                                    ================== =================

     Reserves reinsured through Brooke Life were $83.4 million and $87.4 million at December 31, 1997 and 1996, respectively.

9.   Federal Income Taxes

     The components of the provision for federal income taxes were as follows (in thousands):

                                                    Years ended December 31,
                                              1997             1996           1995
                                         ---------------  ----------------  --------------
     Current tax expense                   $    181,800     $    119,500    $    152,480
     Deferred tax expense (benefit)              34,500           44,600         (12,480)
                                         ---------------  ----------------  --------------
          Provision for income taxes       $    216,300     $    164,100    $    140,000
                                         ===============  ================  ==============

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 1997, 1996, and 1995 as follows (in thousands):

                                                    Years ended December 31,
                                              1997             1996            1995
                                         ---------------  --------------- ---------------
     Income taxes at statutory rate      $     216,263    $     164,069   $     138,809
     Other                                          37               31           1,191
                                         ---------------  --------------- ---------------
     Provision for income taxes          $     216,300    $     164,100   $     140,000
                                         ===============  =============== ===============

     Effective tax rate                          35.0%            35.0%           35.3%
                                         ===============  =============== ===============


     Federal income taxes paid in 1997, 1996 and 1995 were $178.9 million, $81.2 million, and $116.1 million, respectively.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
9.   Federal Income Taxes (continued)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

                                                                                   December 31,
                                                                             1997                1996
                                                                       ------------------  ------------------
     Gross deferred tax asset
     Policy reserves and other insurance items                         $         615,877    $        643,237
     Difference between financial reporting and the tax basis of:
          Assets acquired                                                          9,309              12,444
          Insolvency fund assessments                                             30,020              30,970
          Other, net                                                              29,959              14,481
                                                                        ------------------  ------------------
          Total deferred tax asset                                               685,165             701,132
                                                                       ------------------  ------------------
     Gross deferred tax liability
     Deferred acquisition costs                                                 (278,049)           (324,157)
     Difference between financial reporting and the tax basis of
        value of the insurance in-force                                          (59,236)            (64,149)
     Difference between financial reporting and the tax basis of
        other assets                                                              (3,555)             (5,546)
     Net unrealized gains on available for sale securities                      (371,466)           (162,989)
     Other, net                                                                  (15,945)            (12,821)
                                                                       ------------------  ------------------
          Total deferred tax liability                                          (728,251)           (569,662)
                                                                       ------------------  ------------------
     Net deferred tax asset (liability)                                $         (43,086)   $        131,470
                                                                       ==================  ==================

10. Contingencies

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business including litigation relating to allegations of improper sales practices. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume, and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 1997, the Company's reserve for future state guaranty fund assessments was $81.8 million. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

     The Company offers synthetic GIC contracts to group customers including pension funds and other institutional organizations. The synthetic GIC contract is an off-balance-sheet fee based product where the customer retains ownership of the assets related to these contracts and JNL guarantees the customer's obligation to meet withdrawal requirements. The value of off-balance-sheet guarantees were $675 million and $122 million at December 31, 1997 and 1996, respectively.

            Jackson National Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997
--------------------------------------------------------------------------------
11.  Stockholder's Equity

     Under Michigan State Insurance Law, dividends on capital stock can only be distributed out of earned surplus. Furthermore, without the prior approval of the Commissioner, dividends cannot be declared or distributed which exceed the greater of 10% of the Company's statutory surplus or statutory net gain from operations for the prior year. On January 1, 1998 the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximated $237.4 million.

     The Company received capital contributions from its parent of $184.0 million and $45.0 million in 1997 and 1996, respectively. Dividend payments were $244.5 million in 1997 and $19.5 million in 1996 and 1995, respectively.

     Statutory capital and surplus of the Company was $1,942.1 million and $1,501.0 million at December 31, 1997 and 1996, respectively. Statutory net income of the Company was $237.4 million, $272.2 million and $156.6 million in 1997, 1996 and 1995, respectively.

12.  Related Party Transactions

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and a wholly owned subsidiary of Prudential. The Company paid $20.1 million, $8.7 million and $6.8 million to PPM for investment advisory services during 1997, 1996, and 1995, respectively.

     On October 31, 1991, Brooke Life issued $200 million of 9.75% notes due October 31, 2001 to Prudential Finance BV, a Prudential subsidiary. On November 8, 1996, Brooke Life issued $388 million of 8.50% notes due December 31, 2006 to Brooke Finance, Inc. ("Brooke Finance"), a wholly owned subsidiary of Brooke Holdings, Inc., ultimately a wholly owned subsidiary of Prudential. On December 31, 1996, Brooke Life issued $45 million of 8.51% notes due December 31, 2006 to Brooke Finance. At December 31, 1997, the aggregate amount outstanding on the Brooke Life notes was as follows (in thousands):

            Principal                                    $  633,000
            Accrued interest                                  4,105
                                                ---------------------
                 Total                                   $  637,105
                                                =====================

     On December 18, 1996, the Company established the Hermitage CBO Limited Liability Corporation ("Hermitage") for the purpose of securitizing certain of its holdings in below investment grade bonds. The Company contributed $657.4 million of non-investment grade securities to Hermitage and in exchange received $616.2 million of senior and subordinated notes, $13.0 million in cash, and 46.4% of the equity in Hermitage. The Company's ultimate parent, Prudential, obtained the remaining 53.6% equity interest in Hermitage in exchange for $19.9 million in cash. In September 1997, Hermitage was liquidated and the assets, consisting of $634.4 million of below investment grade bonds and $28.8 million in cash, were transferred back to the Company after it acquired the equity interest of Prudential.

13.  Benefit Plans

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of covered compensation paid to participating employees during the year. The Company's expense related to this plan was $4.3 million in 1997, $2.4 million in 1996 and $2.3 million in 1995.